UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 17, 2011

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01. Other Events

Dole’s senior secured term and revolving credit facilities were amended effective October 28, 2009, March 2, 2010 and July 8, 2011. With respect to the amendments to the senior secured term and revolving credit facilities effective on October 28, 2009, the Company filed such agreements as so amended (without all of their respective schedules and exhibits) as Exhibits 10.1 and 10.2 to Dole’s Form 8-K filed with the Commission on January 11, 2010. With respect to the amendments effective on March 2, 2010, the Company filed such agreements as so amended (without all of their respective schedules and exhibits) as Exhibits 10.1 and 10.2 to Dole’s Form 8-K filed with the Commission on March 3, 2010. Under cover of this Current Report on Form 8-K, as requested by the staff of the Commission, Dole is filing the October 28, 2009 and March 2, 2010 amended agreements again, with their schedules and exhibits attached, as Exhibits 99.1 through 99.4. It should be noted that the October 28, 2009 agreements have not been in force since March 2, 2010, and the March 2, 2010 agreements have not been in force since July 8, 2011.

The Dole Food Company, Inc. 2011 Self-Funded Long Term Incentive Plan was filed as Exhibit 10.1 to Dole’s Current Report on Form 8-K, filed with the Commission on February 25, 2011. The Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan was filed as Exhibit 10.2 to Dole’s Current Report on Form 8-K, filed with the Commission on February 25, 2011. Although Dole has previously disclosed in its filings with the Commission the performance metrics used in these two plans, the filed document did not include the attachments containing the performance matrices applicable to such plans. Under cover of this Current Report on Form 8-K, as requested by the staff of the Commission, Dole is filing the two plans again, with their respective attachments containing their respective performance matrices attached, as Exhibits 10.1 through 10.2.

Section 9. Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

10.1*	Dole Food Company, Inc. 2011 Self-Funded Long Term Incentive Plan.

10.2*	Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

99.1**	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, and as further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company, LLC, Dole Food Company, Inc., Solvest, Ltd., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent and the other parties named therein.

99.2**	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as and further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company LLC, Dole Food Company, Inc., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the other parties named therein.

99.3***	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, The Bank of Nova Scotia and Rabobank International, as Co-Documentation Agents, and Deutsche Bank Securities Inc., as Lead Arranger and Sole Book Runner.

99.4***	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Wells Fargo Capital Finance, LLC and Bank of America, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, COBANK ACB and U.S. Bank National Association, as Co-Documentation Agents, Deutsche Bank Securities Inc., Wells Fargo Capital Finance, LLC and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Running Managers.

*	Filed herewith
**	Filed herewith. These agreements (without all of their schedules and exhibits) were previously filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed with the Commission on January 11, 2010. As requested by the staff of the Commission, Dole is filing these agreements again, with the schedules and exhibits attached. Confidential treatment has been requested with respect to certain portions of these agreements. Omitted portions have been filed separately with the Commission.
***	Filed herewith. These agreements (without all of their schedules and exhibits) were previously filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed with the Commission on March 3, 2010. As requested by the staff of the Commission, Dole is filing these agreements again, with the schedules and exhibits attached. Confidential treatment has been requested with respect to certain portions of these agreements. Omitted portions have been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 17, 2011	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ C. MICHAEL CARTER
C. Michael Carter Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Dole Food Company, Inc. 2011 Self-Funded Long Term Incentive Plan.

10.2*	Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

99.1**	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, and as further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company, LLC, Dole Food Company, Inc., Solvest, Ltd., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent and the other parties named therein.

99.2**	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as and further amended on October 26, 2009, among DHM Holding Company, Inc., Dole Holding Company LLC, Dole Food Company, Inc., the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the other parties named therein.

99.3***	Credit Agreement, dated as of March 28, 2003, amended and restated as of April 18, 2005, further amended and restated as of April 12, 2006, as amended March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, Solvest, Ltd., a company organized under the laws of Bermuda, the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Deposit Bank, Deutsche Bank AG New York Branch, as Administrative Agent, Banc of America Securities LLC, as Syndication Agent, The Bank of Nova Scotia and Rabobank International, as Co-Documentation Agents, and Deutsche Bank Securities Inc., as Lead Arranger and Sole Book Runner.

99.4***	Credit Agreement, dated as of April 12, 2006, as amended on March 18, 2009, as further amended on October 26, 2009 and as further amended on March 2, 2010, among Dole Food Company, Inc., a Delaware corporation, the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Wells Fargo Capital Finance, LLC and Bank of America, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, COBANK ACB and U.S. Bank National Association, as Co-Documentation Agents, Deutsche Bank Securities Inc., Wells Fargo Capital Finance, LLC and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Running Managers.

*	Filed herewith
**	Filed herewith. These agreements (without all of their schedules and exhibits) were previously filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed with the Commission on January 11, 2010. As requested by the staff of the Commission, Dole is filing these agreements again, with the schedules and exhibits attached. Confidential treatment has been requested with respect to certain portions of these agreements. Omitted portions have been filed separately with the Commission.
***	Filed herewith. These agreements (without all of their schedules and exhibits) were previously filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed with the Commission on March 3, 2010. As requested by the staff of the Commission, Dole is filing these agreements again, with the schedules and exhibits attached. Confidential treatment has been requested with respect to certain portions of these agreements. Omitted portions have been filed separately with the Commission.

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